2018 PSEG Investor Conference New York Stock Exchange • May 31, 2018 NYSE: PEG EXHIBIT 99

Forward-Looking Statements Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC) including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: • fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; • our ability to obtain adequate fuel supply; • any inability to manage our energy obligations with available supply; • increases in competition in wholesale energy and capacity markets; • changes in technology related to energy generation, distribution and consumption and customer usage patterns; • economic downturns; • third party credit risk relating to our sale of generation output and purchase of fuel; • adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements; • changes in state and federal legislation and regulations; • the impact of pending and any future rate case proceedings; • regulatory, financial, environmental, health and safety risks associated with our ownership and operation of nuclear facilities; • adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning; • changes in federal and state environmental regulations and enforcement; • delays in receipt of, or an inability to receive, necessary licenses and permits; • adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry; • changes in tax laws and regulations; • the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends; • lack of growth or slower growth in the number of customers or changes in customer demand; • any inability of Power to meet its commitments under forward sale obligations; • reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity; • any inability to successfully develop or construct generation, transmission and distribution projects; • any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers; • our inability to exercise control over the operations of generation facilities in which we do not maintain a controlling interest; • any inability to recover the carrying amount of our long-lived assets and leveraged leases; • any inability to maintain sufficient liquidity; • any inability to realize anticipated tax benefits or retain tax credits; • challenges associated with recruitment and/or retention of key executives and a qualified workforce; • the impact of our covenants in our debt instruments on our operations; and • the impact of acts of terrorism, cybersecurity attacks or intrusions. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws. The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer These materials and other financial releases can be found on the PSEG website at www.pseg.com, under the Investors tab. From time to time, PSEG, PSE&G and PSEG Power release important information via postings on their corporate website at http://investor.pseg.com. Investors and other interested parties are encouraged to visit the corporate website to review new postings. The “email alerts” link at http://investor.pseg.com may be used to enroll to receive automatic email alerts and/or really simple syndication (RSS) feeds regarding new postings at http://investor.pseg.com/rss PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last three slides in this presentation (Slides A, B and C) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears. Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies. Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility.

2018 PSEG Conference Agenda Presentation Presenter Welcome and Introductions Kathleen Lally PSEG Ralph Izzo Regulatory & Policy Overview Tamara Linde Q&A Session PSE&G Dave Daly Q&A Session Break PSEG Power Ralph LaRossa Q&A Session Financial Review & Outlook Daniel Cregg Summary and Q&A Conference Conclusion

PSEG STRATEGY: building A sustainable, financially Sound energy infrastructure company Chairman, president and chief executive Officer Ralph Izzo

PSE&G Represents 65% of Non-GAAP Operating Earnings Promoting Sound Energy Policy 5–Year Investment Program Provides Opportunity for 8%-10% CAGR in PSE&G Rate Base 4.7% Increase in 2018 Common Dividend 115 Years Investing in NJ’s Critical Infrastructure

Two strong businesses with a track record of success Strategy: Investment program enhances competitive position with addition of efficient, clean, reliable CCGT capacity Value Proposition: Provides substantial free cash flow and upside from market rule improvements Assets $12B Net Income $479M Non-GAAP Operating Earnings* $505M Regional Competitive Generation Strategy: Investments aligned with public policy and customer needs Value Proposition: A $12 Billion - $15.5 Billion infrastructure program expected to produce 8%-10% annual rate base growth through 2022 Assets $29B Net Income $973M Non-GAAP Operating Earnings* $963M Electric & Gas Distribution and Transmission Assets and NET INCOME are for the year ended 12/31/2017. PSE&G and Power do not add to total due to ENTERPRISE / OTHER activity. *See slide a for a reconciliation of net Income to non-gaap Operating Earnings, slide b for reconciliations for PSE&G and pseg Power, and SLIDE C for enterprise/other. 2017 2017

Delivering on commitments, realizing growth

Operational Excellence

- PSE&G: 16 consecutive years of recognition as the most reliable utility in the Mid-Atlantic region
- PSEG Power: Improved nuclear capacity factors to ~94% in 2017; Fleet moving towards improved efficiency and environmental position
- PSEG Long Island: Improved customer service and reliability while managing costs
- PSEG: Maintaining focus on efficiency, resiliency, and ESG (environmental, social and governance)

Financial Strength

- 2018 non-GAAP Operating Earnings guidance of $3.00-$3.20 per share, +6% from $2.93 in 2017*
- Cash flows and business mix support credit ratings and ability to fully fund robust investment pipeline without the need to issue new equity
- PSEG is a net beneficiary of recent tax legislation
- Increased indicated common dividend by 4.7% to $1.80 per share in February 2018 – the 14th increase in the last 15 years

Disciplined Investment

- PSE&G capital program drives continued rate base growth over 2018-2022 with investments in Transmission, Electric & Gas Distribution, and Clean Energy
- Plans for additional investment in Energy Efficiency and increased use of technology to improve communication between Distribution Infrastructure and customers
- Power capital program, focused on completing construction at Keys, Sewaren and Bridgeport Harbor, improves fleet efficiency and geographic diversity

PSEG

* BASED ON THE MID-POINT OF 2018 NON-GAAP OPERATING EARNINGS GUIDANCE OF $3.00 TO $3.20 PER SHARE.
SEE SLIDE A FOR A RECONCILIATION OF NET INCOME TO NON-GAAP OPERATING EARNINGS, SLIDE B FOR RECONCILIATIONS FOR PSE&G AND PSEG POWER, AND SLIDE C FOR ENTERPRISE/OTHER.

8

Strategic focus produced growth in non-GAAP Operating Earnings as regulated business contribution grew to ~65% Regulated annual Rate Base growth of 13% to $17 Billion Transmission has grown to 46% of Rate Base Efficient growth: O&M held flat Overall customer bill is down $1.42 Common Dividend Per Share +4% per year $1.72 $2.44 Non-GAAP Operating Earnings +4% per year $2.93 *CAPITAL INCLUDES YEARS 2013-2017. 43% Regulated Net Income Contribution Increased 65% 2012 2017 PSEG 5-Year Capital Investment Program of $18 Billion *

Next Steps: Building on a successful and sustainable platform that meets the needs of customers and shareholders Investing $12 Billion-$15.5 Billion to upgrade New Jersey infrastructure and meet NJ’s Clean Energy goals Minimizing risk/volatility of merchant generation Continued cost discipline in operations Maintaining high customer satisfaction levels Tax reform benefits customers and shareholders Financial strength remains a core operating principle $1.865% 0 Rate Base Expected 8%-10% Compound Annual Growth in Rate Base through 2022 $1.80 Opportunity for Consistent and Sustainable Growth in Common Dividend 2018 PSEG 5-Year Capital Investment Program $14B - $17B

E = estimate. Hashed portion of the chart represents PLANS FOR extension of Energy Strong (ES2) and a Clean Energy Future (CEF) program. 8% - 10% - ($ Millions) PSE&G Year-end Rate Base Expanded utility investment program of $12B - $15.5B provides opportunity for rate base growth of 8% - 10% CLEAN ENERGY FUTURE (CEF) ES2 (E&G)

2022E Fuel Diversity Total MW: 12,022 2022E Energy Produced Total GWh: 64,000 1 REFLECTS RETIREMENT OF HUDSON AND MERCER UNITS IN JUNE 2017 E=ESTIMATE Projected Fleet Comparison 2017 to 2022E Power’s fleet transformed with focus on improvement in efficiency 2022 2022 2017 2017 45% 47% 6% 1% <1% <1%

NJ Zero Emission Certificates (ZEC) support carbon free nuclear generation Legislation signed by New Jersey Governor Murphy on May 23 Starts a 330-Day process – NJ Board of Public Utilities to determine eligibility and selection of nuclear plants eligible for ZECs Hope Creek and Salem produce >90% of NJ’s carbon free generation, support ~6,000 jobs, and benefit fuel diversity and grid reliability

PSEG’s future direction aligned with customer needs and NJ’s Clean Energy agenda 14 Transmission expansion Storm hardening and resiliency New peaking generation and generation uprates Regulated & Unregulated Renewables Upgrade aging infrastructure and Transmission Storm hardening and resiliency New, efficient CCGTs Clean Energy Legislation • Expanded Energy Efficiency • EV infrastructure • Battery storage Regulated & Unregulated Renewables 2012-2017 2018 – 2022 Utility of the Future Clean Energy Legislation • Expanded Energy Efficiency • EV infrastructure • Battery storage Greater use of technology to enhance 2-way customer communication; AMI Regulated Renewables

Regional price comparison** - Gas is 2nd lowest and Electric is lower than average Distribution revenue component is the lowest in the state for Gas and second lowest for Electric Investing at the filing levels of the infrastructure extension and clean energy future programs will keep rates under 2010 levels for over a decade (adjusted for growth in CPI) Combined electric and gas bills declined ~20% since our last rate case, 30% adjusted for inflation Also provided BGSS bill credits totaling ~$680 per customer since 2012 Customer’s bills are materially lower, supporting needed investment in the system PSE&G Typical Residential Customer Bills* *For all years the billing Assumes 7,200 kWh for electric and 1,010 therms for gas annually. E = estimate ** COMPARED AGAINST 12 REGIONAL UTILITIES As of December 1, 2017, for a customer that uses 500 kilowatt-hours and 100 THERMS In a month.

*See slides a, B and C for Items excluded from net Income/(loss) to reconcile to non-gaap Operating Earnings FOR PSEG, PSE&G, PSEG POWER AND ENTERPRISE/OTHER. E= estimate. Non-GAAP Operating Earnings* Contribution by Subsidiary Strategic focus generating growth in earnings with increased contribution from regulated business ($/Share)

($/Share) Opportunity for consistent and sustainable dividend growth $1.44 $1.48 $1.56 $1.64 $1.72 PSE&G 2018 Non-GAAP Operating Earnings Guidance Range E=Estimate. Annual Dividend Per Share (2013-2018E CAGR: 4.6%) PSE&G EPS

Sustainability is the hallmark of our 115 years of Public Service PSEG’s climate goal is to eliminate 13 million tons of CO2 equivalent emissions by 2030 from 2005 levels Named to the Dow Jones North America Sustainability Index for over a decade Working to secure the economic viability of PSEG Power’s nuclear fleet, which generates >90% of New Jersey’s carbon free energy Invested approximately $1.7 Billion in the development of solar energy Proud sponsor of several sustainability and STEM programs including Montclair State’s Institute for Sustainability Studies; the Andlinger Center for Energy & the Environment at Princeton; and the Stevens Institute of Technology’s SURE House

PSEG’s commitment to its many stakeholders is widely recognized PSEG ranked #1 in financial performance (2016) Named to DJSI North America for the 10th consecutive year (2017) Commerce & Industry Association of NJ award Approved Employer by STEM Jobs (2017) Linden CCGT for embracing advanced digital monitoring and analytics (2016) Industry Business Employer America’s Best Employers List (2018) Ranked 8th among electric and gas companies in the United States (2017) America's 100 Best Corporate Citizens (2016) Military-friendly employer (2018) Utility of the Year by SEPA - Solar 4 All (2017) March of Dimes Corporate Hero (2017) Recognized for Diversity by 2020 Women on Boards (2017) Grid Optimization Project of the Year Energy Strong - Advanced Technologies D-SCADA Program - PSE&G (2018) Breast Cancer Walk Highest # of Participants PSEG LI - (2017) Corporate Citizen of the Year, Large Business – PSEGLI (2017) PA Consulting Mid-Atlantic Region award – for the 16th consecutive year (2017)

PSEG S&P 500 Dow Jones Utilities Average S&P 500 Utility Index Successful execution of PSEG strategy recognized by the market PSEG Comparative Market Performance 1/3/5 year Total Shareholder Returns (For the periods ended December 31, 2017)

PSEG Value Proposition PSE&G – Delivering on promise for rate base growth through safe operations, customer satisfaction, and disciplined investment PSEG Power – Efficient, low-cost, clean fleet advantaged by asset diversity, fuel mix and location Focus on providing strong, sustainable returns of invested capital through operational excellence, regulatory and legislative mechanisms 111-year record of paying common dividends with opportunity for consistent, sustainable growth Disciplined Investment • $14B -- $17B Capital Program through 2022 Operational Excellence • Safe, Reliable Operations Financial Strength • Strong Balance Sheet

PSEG STRATEGY: Review of Regulatory and Policy initiatives Executive Vice president and General Counsel Tammy Linde

NJ Base Rate Case First Since 2010 has Modest 3% Request Preserving NJ’s Nuclear Energy Infrastructure Investment Program Supports PSE&G Reliability & Resiliency Supporting NJ’s Energy Agenda Pursuing Critically Needed Market Reforms

NJ Distribution Base Rate Case Long-Term Infrastructure Regulatory Reform Properly Value Nuclear Supply Pursuit of Price Reform in Wholesale Energy Market Progressing on filing schedule Adopted January 2018; Model for GSMP II and future filings Governor Murphy signed bill on May 23; Regulatory process now begins Underway at FERC and PJM Results to Date 2018 What We Discussed in 2017 Pursuing regulatory policies supporting investment and delivery of clean, affordable and resilient energy supply

PSE&G Base Rate Filing: A path to long-term rate stability Base rate case filed January 2018 and updated in May 2018, calls for an overall increase in electric and gas revenue of 3% First base rate request since 2010 Filing updated to reflect the April 1, 2018 rate reduction associated with decline in the federal corporate tax rate; Net of tax benefits, request is 1% Seeks return on and of increased levels of investment in rate base Incorporates an electric revenue de-coupling mechanism to support investments in energy efficiency Requests a change in depreciation Effect of Tax Reform on cash flow further supports capital structure request Schedule calls for Rate Counsel and other intervenors to file testimony July 2018; Hearings are scheduled for September - October 2018; Expect a decision in Q4 2018 Requested Amounts Electric Gas Revenue Increase $134 Million $108 Million Rate Base $5.7 Billion $4.2 Billion

NJ addresses investment in energy infrastructure; Streamlined process reduces regulatory lag NJBPU approved agreement May 22 Provides $1.9 Billion to be invested over five years beginning 2019 Clause mechanism provides semi-annual recovery of 84% ($315M) of annual spend ROE to be set in pending base rate review PSE&G will file a base rate case within five years of starting GSMP II Expect to file with NJBPU shortly Extension and expansion of $1.2 Billion Energy Strong program Upgrading/hardening of substations Strengthen Gas system resiliency Grid modernization Adopted by NJBPU January 2018, streamlines regulatory planning process for long-term infrastructure programs related to safety, reliability and/or resiliency Endorses accelerated recovery of investment over and above baseline spend levels, reducing regulatory lag Program term not to exceed 5 years with nexus to base rate case at the end of the term Gas System Modernization Program II Energy Strong II Filing Infrastructure Investment Program (IIP) Recovery Mechanism

Broad based benefits from properly valuing nuclear… Seeks fair compensation for the environmental attributes of at-risk nuclear generating plants Bill approved by NJ Legislature on April 12, and signed by NJ Governor on May 23; NJBPU has 330 days to determine eligibility and select which nuclear power plants have been chosen to receive Zero Emission Certificates (ZEC) Would require NJ utilities to purchase ZECs from eligible nuclear plants at $0.004 per KWh on retail distribution customers (approximately $300 Million/year) NJBPU will rank nuclear plants based on assessment of financial need in addition to its impact on fuel diversity, air quality, and other environmental attributes to determine ZEC eligibility Eligible nuclear plants must be licensed to operate beyond 2030 and be located in PJM Opportunity to preserve a highly reliable, zero carbon generation resource as part of a diverse energy grid

…As NJ advances a new Clean Energy agenda Energy Efficiency (EE) Requires electric utilities to reduce energy consumption by 2% and gas utilities to reduce energy consumption by 0.75% from average annual usage over prior 3-year period within 5 years Allows utilities to recover “reasonable and prudent costs” including return of and on capital and revenue impact of lost sales þ Renewable Portfolio Standard (RPS) Increases percentage of energy to be supplied from renewable energy resources to 50% by 2030 þ Solar Annual solar requirement increases to 4.8% in 2025 before declining to 4.5% in 2026 and 1.1% in 2033 as net metering cap increased to 5.8% from 2.9% BPU must complete a study on how to modify/replace SREC program by 24 months after enactment þ Community Solar BPU must develop rules and regulations establishing a “Community Solar Energy Pilot Program” þ Offshore Wind (OSW) BPU to establish Offshore Renewable Energy Certificate (OREC) to support 3,500 MW by 2030 Allows OSW projects to receive tax credits from the Energy Development Agency (EDA) NJ Dept. of Labor directed to develop job training programs to support OSW development þ Energy Storage BPU to provide Governor and Legislature with analysis of “energy storage needs and opportunities” BPU to initiate process within six months of delivering report that establishes a process and mechanism for achieving 600 MW of energy storage by 2021 and 2,000 MW by 2030 þ EV Infrastructure Charging stations and related infrastructure for workplace, multi-family and travel corridors þ Energy Policy Description Investment Opportunity for PSEG

PSEG Engaged in Wholesale Energy Market Reform … process moving slowly Federal Energy Regulatory Commission (FERC) PSEG Power is an active participant in dialogue at FERC to expand the definition of resiliency to incorporate the impact on the bulk electric system from a loss of fuel diversity associated with the potential retirement of nuclear generation FERC is examining ISO efforts to ensure resilience of the bulk electric system PJM Independent System Operator PSEG Power is an active participant in PJM discussions to improve price recognition of the cost of meeting demand and PJM stakeholder process on resiliency/ valuing fuel security FERC is pushing ISOs to improve market constructs and rules on energy pricing Fast start pricing reform expected in 2018 PSEG Power is an active participant in capacity market proceedings at PJM/FERC that integrate state public policy objectives for clean energy with grid reliability and efficient market signals

Regulatory/legislative policy initiatives strengthen foundation for providing clean, affordable and resilient energy supply Base Rate Case Provides Opportunity for Long-Term Rate Stability Decision expected in Q4 2018 NJ regulators endorse streamlined process supporting long-term investment GSMP II Approved; ES II Filing Shortly NJ Advances Clean Energy Future PSEG Power will request NJBPU determination of eligibility for our NJ nuclear plants to receive Zero Emission Certificates PSE&G plans to accelerate investment in Energy Efficiency, Energy Storage and EVs FERC/PJM Wholesale Market Reforms Underway Fast start pricing reform expected in 2018

PSEG Value Proposition PSE&G – Delivering on promise for rate base growth through disciplined investment, customer satisfaction and safety PSEG Power – Efficient, low-cost, clean fleet advantaged by asset diversity, fuel mix and location Focus on providing strong, sustainable returns of invested capital through operational excellence, regulatory and legislative mechanisms 111-year record of paying common dividend with opportunity for consistent, sustainable growth Disciplined Investment • Opportunity to Grow the Business Operational Excellence • Excellence in Regulatory/ Policy Arena Financial Strength • Assuring Balanced Results in Regulatory/Policy Matters

PSE&G President and chief operating officer public service electric & gas Chairman of the Board, PSEG Long Island Dave Daly

Named Most Reliable Electric Utility in The Mid-Atlantic Region for 16th Consecutive Year 5-Year Compound Annual Growth of 13% in Net Income and Rate Base $6.2B of 2017 Revenue ~$1 Billion of 2017 Net Income Supportive State Regulatory Environment Approved 17 Programs Over Past 9 Years Leader in NJ Clean Energy Investment

Discussion Topics Capital investment program Operational excellence Customer rates PSE&G Strategy: Building a sustainable platform that balances reliability, customer rates and public policy, realizing growth at reasonable returns

($ Millions) ($ Millions) Rate Base Non-GAAP Operating Earnings* Our rate base is roughly balanced between federal and state jurisdictions ~$14B investment program delivered benefits to New Jersey and delivered 13% annual compound growth of rate base and earnings PSE&G Rate Base and Earnings * (Right Axis) * SEE SLIDE B FOR A RECONCILIATION OF NET INCOME TO NON-GAAP OPERATING EARNINGS FOR PSE&G

$12B-$15.5B investment program focused on grid modernization, reliability and clean energy



PSE&G Capital Spending
Over 90% of investment receiving contemporaneous or near-contemporaneous regulatory treatment
$ Millions
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2018E
2019E
2020E
2021E
2022E
Clean Energy Future (CEF)
ES2 (E&G)
Transmission
Gas Distribution
Electric Distribution
Energy Efficiency & Renewables
2017-2021 Plan
2016-2020 Plan

E = ESTIMATE.
HASHED PORTION OF THE CHART REPRESENTS PLANS FOR EXTENSION OF ENERGY STRONG (ES2) AND A CLEAN ENERGY FUTURE (CEF) PROGRAM.

PSEG 36

Forward-looking Formula Rate recovery of capital and expenses PJM’s Regional Transmission Expansion Plan (RTEP) identifies system enhancements needed for reliability Reliability Criteria Violations: upgrades to relieve network overloads Transmission Hardening: enhancements to system resiliency Transmission Lifecycle: asset end-of-life replacements to maintain system integrity 69kV System: upgrades for system reliability and capacity for future load growth Transmission: ~$6 Billion investment program focused on enhancing reliability and resiliency, and replacing aging infrastructure

Gas Distribution: ~$3 Billion investment program focused on modernizing and replacing cast iron and unprotected steel main GSMP I Program Delivered Customer service Conversion from low to high pressure Relocate inside meter sets outside Environmental Collaboration to consider methane leaks in work prioritization Replaced >200 miles in both 2016 and 2017 GSMP II program provides for replacement of 875 miles over five years $1.9 Billion investment beginning in 2019 $1.6 Billion recovered through clause Improved terms, includes semi-annual recovery Base capital and new business >$1 Billion over five years

Electric Distribution and Energy Strong: $3--$4 Billion of investments focused on reliability and resiliency Energy Strong Program delivered reliability improvements through remote automation, communication and control; elevated sub-stations $1 Billion program will be completed in 2018 Energy Strong II program will request to invest ~$2.5 Billion $1.5 Billion Electric: Continuation of infrastructure programs Hardening – raise 16 stations in flood zones, pole and circuit upgrades, and smart grid reclosers Aging Infrastructure – lifecycle projects at 84 substations with an average age of 73 years Technology – advanced distribution management system (ADMS) and fiber/mesh communication network $1 Billion Gas: Resiliency and lifecycle projects Base capital and new business ~$2 Billion over five years Before After

Partnership for a Clean Energy Future: Energy Efficiency: Residential and C&I programs to lower energy bills and combat climate change Savings targeting 2% electric and 0.75% gas savings consistent with NJ Clean Energy Legislation Electric Vehicles: “Smart” electric vehicle infrastructure: residential, workplace, multi-family, travel corridors Battery Storage: Utility-scale systems to defer traditional distribution investment, enable additional solar, and enhance critical infrastructure resiliency Program Investment $ Billion Energy Efficiency $2.5 Electric Vehicles $0.3 Battery Storage $0.1 Investment Total $2.9 ~$2.9 Billion investment program to provide cost-effective and innovative solutions supporting NJ’s clean energy goals 6-year investment program starting in 2019 Seeking contemporaneous recovery Contingent on approval of decoupling Expect to file in the near-term

10% Investment programs provide opportunity for rate base growth Year-end Rate Base E = estimate. Hashed portion of the chart represents PLANS FOR extension of Energy Strong (ES2) and a Clean Energy Future (CEF) program. CEF 8% ES2(E&G) ($ Millions) $12B–$15.5B Capital Plan + Tax Reform = Rate Base Growth Ranging from 8% - 10%

Top decile safety performance in 2016 & 2017 PSE&G’s System performance, as measured by System Average Interruption Duration Index (SAIDI), has consistently been ranked among the best performers Operational Excellence: Safety & Reliability SOURCE: PSE&G

Achieved top quartile performance in 2017 JD Power Residential and Business Scores Operational Excellence: Customer Satisfaction SOURCE: PSE&G

Cost control actions: ‘Best practices’ teams focused on improving performance while managing costs Regular organizational refinement to streamline processes Continued focus on vendors to ensure maximum value Successful management of pension $Millions 2013 to 2018 CAGR = (0.3%) PSE&G O&M Expense Ongoing focus on controlling costs: Keeps customer rates down Preserves earnings and returns E = ESTIMATE *2018 INCLUDES THE IMPACT OF THE CHANGE IN PENSION ACCOUNTING STANDARDS. Operational Excellence: Demonstrated ability to contain growth in O&M *

Regional price comparison** - Gas is 2nd lowest and Electric is lower than average Distribution revenue component is the lowest in the state for Gas and second lowest for Electric Investing at the filing levels of the infrastructure extension and clean energy future programs will keep rates under 2010 levels for over a decade (adjusted for growth in CPI) Combined electric and gas bills declined ~20% since our last rate case, 30% adjusted for inflation Also provided BGSS bill credits totaling ~$680 per customer since 2012 Customer’s bills are materially lower, supporting needed investment in the system PSE&G Typical Residential Customer Bills* *For all years the billing Assumes 7,200 kWh for electric and 1,010 therms for gas annually. E = estimate ** COMPARED AGAINST 12 REGIONAL UTILITIES As of December 1, 2017, for a customer that uses 500 kilowatt-hours and 100 THERMS In a month.

PSE&G’s 2018 non-GAAP Operating Earnings* benefit from investment programs and cost control *See slide B for a reconciliation of net Income to non-gaap Operating Earnings FOR PSE&G.

PSE&G Value Proposition Highly reliable, electric and gas distribution utility Infrastructure investment programs focused on reliability and resiliency to meet customer requirements Rate base diversified between state and FERC jurisdictions Supportive regulatory mechanisms consisting of formula rate and clause based investment recovery Opportunity for double-digit, five-year annual growth in Net Income and Rate Base Solid, investment grade credit ratings Disciplined Investment • Capital Program of $12B--$15.5B Provides Opportunity for 8%-10% Projected Rate Base Growth through 2022 Operational Excellence • Recognized for the 16 th year as the Most Reliable Utility in the Mid-Atlantic region Financial Strength • Clause Based Investment Recovery of Major Capital Programs

PSEG Long island

PSEG Long Island: Focused on improving customer service and reliability while managing costs 5th year of 12-year contract (with option to extend 8 years) 2017: Earned $0.08 per share* Fixed fee of $65 Million/year, escalated for CPI Incentive opportunity of 15% PSEG Power has $20 Million/year energy management/fuel supply contract Focused efforts on safety, reliability, customer satisfaction and stakeholder relationships Meeting operational and financial expectations Realized >95% of incentive payment from 2014-2017 *INCLUDES RESULTS FOR PSEG LI OSA AND MANAGEMENT OF FUEL SUPPLIES BY PSEG POWER.

PSEG Long Island continues to drive improvement in performance metrics OSA = OPERATING SERVICES AGREEMENT BETWEEN PSEG long island AND LIPA SETTING BENCHMARK INCENTIVE LEVELS. Source: PSEG LONG ISLAND. OSA 2.05 OSA 640 OSA 0.92 OSA 85

PSEG Power Ralph LaRossa President and Chief operating officer PSEG Power

Cleaner, More Efficient Fleet of Flexible Assets Preserving Nuclear Generation as a Zero-Carbon Resource 12,022 MW 2022E Generating Capacity Free Cash Flow Improves with Completion of Construction Program 414 MW of Solar Under Long-Term Contracts

Power’s portfolio is efficient and flexible Focused on safe and reliable operations Completing construction of 1,800 MW of efficient, Combined Cycle Gas Turbine (CCGT) generation From 2012 through 2017, retired 3,197 MW of un-economic capacity Asset Profile O&M Free Cash Flow History of controlling growth in O&M More efficient operations with new capacity Seeking fair compensation for zero-carbon and fuel diversity attributes of nuclear capacity Capital spending declines after CCGT construction projects conclude in mid-2019 Optimizing value with focus on efficiency, earnings and free cash flow

Power's generating assets mainly located in three competitive markets


New York ISO
Bethlehem Energy Center (BEC)
Bridgeport (incl. Bridgeport 5, under construction)
New Haven
ISO New England
Yards Creek
Keystone
Conemaugh
Peach Bottom
PJM
Bergen
Kearny
Essex
Linden + Linden VFT
Sewaren (incl. Unit 7 under construction)
Burlington
Hope Creek
Salem
Keys Energy Center
(unit under construction)


Kalaeloa
S = Solar

- Power Ventures assets:
  - Solar (414 MW_{DC}/325 MW_{AC})
  - Kalaeloa, HI (104 MW)

- Major assets located near key load centers
- Constructing three new, highly efficient combined-cycle units
- Positioned to benefit from market volatility

PSEG
54

Power nearing completion of ~1,300 MW of new, highly efficient CCGT capacity in PJM



- **755 MW plant in Prince George's County, MD**
  - 2x1 natural gas combined cycle
- **Outlook**
  - Expands geographic footprint to the SWMAAC* load pocket
  - Pricing proximity to PJM West
  - Heat rate: 6,930 Btu/KWh

Keys Energy Center



2017 Average Spark Spread SWMAAC: ~$15/MWh



- **540 MW plant in Sewaren, New Jersey**
  - 1x1 dual fuel (natural gas & ultra-low sulfur diesel) combined cycle
- **Outlook**
  - Leverages existing infrastructure
  - Located in the PS Zone load pocket
  - Existing Sewaren units to retire upon completion
  - Heat rate: 6,510 Btu/KWh

Sewaren 7



2017 Average Spark Spread PS Zone: ~$17/MWh

*SWMAAC – SOUTHWEST MID-ATLANTIC AREA COUNCIL

PSEG 55

Bridgeport Harbor 5 CCGT under construction, on schedule for mid-2019 addition to ISO-NE



- **485 MW plant in Bridgeport, Connecticut**
  - 1x1 dual fuel (natural gas & ultra-low sulfur diesel) combined cycle
- **Outlook**
  - Under construction on the existing PSEG Bridgeport Harbor site
  - Leveraging existing infrastructure
  - Bridgeport Harbor 3 (383 MW Coal) will retire in 2021
  - Located in SW Connecticut load pocket
  - Seven year capacity price lock
  - Heat rate: 6,530 Btu/KWh

Bridgeport Harbor Unit 5



2017 Average Spark Spread ISONE: ~$14/MWh

PSEG 56

Solar Source has developed 414 MWDC in the US Solar capacity located in 14 States S S S S S S S S S S S S S S S S S S S S S S S Black Cap 10.5 MW Shasta A & B 4.4 MW Columbia 25.4 MW Whitethorn 3.9 MW Badger 19.3 MW Queen Creek 25.3 MW Newman 13.0 MW Jacksonville 15.0 MW Sunflower 21.0 MW Cork Oak 26.2 MW Hemlock 6.5 MW HXNAir 7.0 MW Meadows 25.9 MW Turkey Creek 16.8 MW Milford 15.0 MW Mars 2.2 MW SL Babylon 10.6 MW Whitcomb 3.6 MW Rockfish 13.1 MW Wyandot 12.0 MW San Isabel 37.9 MW Bison 36.3 MW Pavant II 62.7 MW

Power’s fleet is transitioning to be more efficient, productive and clean E = ESTIMATE. SO2 lbs/MWh CO2 lbs/MWh NOX lbs/MWh

Power’s fleet transformed with focus on improvement in efficiency Additions ~2,912 MW Retirements ~4,025 MW 2012 Kearny 13/14 (267 MW) New Haven 2-4 (129 MW) Solar Assets (40MW) Kearny 10 (122 MW) Kearny 11 (128 MW) 2013 Solar Assets (19 MW) 2014 2015 2016 2017 2018 2019 2020 2021 TOTALS Linden AGP Uprate (63 MW) Solar Assets (21 MW) Burlington 9 (184 MW) Kearny 9 (21 MW) Solar Assets (38 MW) Peach Bottom EPU Uprate (130 MW) Bergen 2 AGP Uprate (31 MW) HEDD Units (1,545 MW) Solar Assets (178 MW) Hudson 2 (565 MW) Mercer 1/2 (632 MW) Solar Assets (89 MW) BEC AGP uprate (33 MW) Keys Energy Center (755 MW) Sewaren 7 (540 MW) Hope Creek MUR uprate (18 MW) Peach Bottom MUR uprate (22 MW) Sewaren 1-4 (445 MW) Bridgeport Harbor 5 (484 MW) BEC AGP Uprate (23 MW) Bridgeport Harbor 3 (383 MW) Bergen 1 Uprate (32 MW) YEAR TO YEAR VARIANCES IN UNIT CAPACITY RATINGS MAY IMPACT OVERALL FLEET SIZE.

Power's PJM gas fleet is well-located with access to shale gas production

PSEG's Total PJM Gas Procurement



100%
50%
0%
2012
2013
2014
2015
2016
2017
Shale
Non-Shale

Additional Pipeline Takeaway Capacity (2018-2019)



New England (dth/d)
Total: 0
NJ/NY (dth/d)
Total: 1,723,000
Midwest (dth/d)
Total: 3,750,000
Southeast (dth/d)
Total: 5,200,000
Gulf Coast (dth/d)
Total: 3,260,000

Transco Z6 vs. Leidy Gas Prices



$5.00
$4.00
$3.00
$2.00
$1.00
$-
$/MB
Z6
Leidy
2015
2016
2017
2018F
2019F
2020F
2021F

- PSEG Power's PJM gas fleet consumed ~65 BCF in 2017, of which >85% was supplied by Northeast shale gas
- Addition of new pipeline takeaway capacity over 2018-2019 expected to bring market closer to balance
- Spark spreads of New Jersey-based combined cycle generating fleet benefit from access to Leidy gas

PSEG

F = FORWARDS AS OF 5-1-2018. 2018 IS AN AVERAGE OF FOUR MONTHS ACTUAL AND FORWARDS AS OF 5-1-18.

60

PSEG Nuclear is vital to New Jersey; Salem and Hope Creek represent >90% of the State’s zero carbon energy Plant Operator PSEG Ownership Total Capacity / PSEG Owned (MW) License Expiration Year Next Scheduled Refueling Historical Average Capacity Factor (2014 - 2017) Hope Creek PSEG Nuclear 100% 1,180 2046 Fall 2019 94.1% Salem 1 PSEG Nuclear 57% 2,282 / 1,310 2036 Spring 2019 83.9% Salem 2 PSEG Nuclear 57% 2040 Fall 2018 82.0% Peach Bottom 2 Exelon 50% 2,450 / 1,225 2033 Fall 2018 92.9% Peach Bottom 3 Exelon 50% 2034 Spring 2019 95.1%

Market response to severe winter weather in Q1 2018 demonstrates the importance of fuel diversity and the preservation of nuclear generation to New Jersey As temperatures plummeted, gas prices rose faster than power prices This made even the most efficient combined cycle units uneconomic on gas Oil displaced gas DISPATCH COST SHOWN BASED ON GAS PRICES.

Had nuclear units not been available or had combined cycle units run out of their secondary fuel… Power prices would likely have skyrocketed Meeting demand would have been dependent on availability of gas Uncertain if sufficient gas for generation would have been available

Available oil volumes were being depleted rapidly at the largest PSEG oil burning units despite ongoing oil deliveries at maximum capacity Cold snap in early January quickly depleted oil supply Delivery could not keep up with demand Reliable, low cost nuclear generation provided the bulk of the supply A change in the weather pattern averted a potential crisis

2013 to 2018E CAGR: (2.6%) Power O&M Expense* *EXCLUDES NUCLEAR ARO, IMPACTS FROM SANDY STORM RECOVERY COSTS AND THE HUDSON/MERCER EARLY RETIREMENT AND INCLUDES THE IMPACT OF THE CHANGE IN PENSION ACCOUNTING STANDARDS. E = ESTIMATE Power has successfully controlled O&M $ Millions

Power intends to continue to drive cost efficiencies to optimize free cash flow E = ESTIMATE.

Power’s capital needs decline following construction of new capacity, enhancing free cash flow E=Estimate. DATA As of MAY 2018. Excludes NUCLEAR FUEL. includes idc. Power Capital Investment

* Hedge percentages and prices as of March 31, 2018 and reflect revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options. Hedging Strategy is designed to mitigate risk and secure free cash flow

~ $53 $48 - $50 $45 - $47 $37 - $38 $56 - $58 $39 - $40 ~ $47 ~ $48 ~ $43 ~ $53 $37 - $38 $97.39 $92.18 $99.54 $96.38 $90.78 ~ $53 ~ $62 ~ $59 ~ $63 ~ $58 $39 - $40 $38 - $39 $33 - $34 $32 - $33 $37 - $38 Ancillary services Capacity Congestion Green Load shape Risk premium Transmission Zonal Basis 3 Year Average Round the Clock PJM West Forward Energy Price NJ BGS RSCP Supply Pricing + New Jersey BGS accounts for ~10 TWh of our hedging $/MWh; BGS PRICES REFLECT PSE&G ZONE $30 - $31 ~ $61 $91.77 Retail Electric / Gas Marketing OH VA WV NH RI MA DE NJ PA NY VT ME CT MD Retail sales to support generation Focus on Commercial & Industrial customers Remains focused on organic growth, but progress has been slow

2020 Onward, RPM Auctions include 100% Capacity Performance and will be impacted by changes in: • Net CONE • Demand Response Rules • PJM Parameters • Environmental Retirements • Load Forecasts *PSEG Power’s Average Prices and Cleared Capacity (MW) reflect Base and Incremental auctions. Delivery years run from june 1 to may 31 of the next calendar year. E=ESTIMATE PJM’s RPM Auction Results* Delivery Year 2017/2018 2018/2019 2019/2020 2020/2021 2021/2022 Power’s Average Prices ($/MW-day) $171 $205 $116 $174 $178 RTO Prices ($/MW-day) $120 $165/$150 (CP/Base) $100/$80 (CP/Base) $77 (CP) $140 (CP) Power’s Cleared Capacity (MW) 9,700 9,200 8,900 7,800 7,700 Capacity markets provide a solid and continuing revenue stream in PJM PJM Capacity Revenue PJM Calendar Weighted Average Price Power RTO

ISO NE Calendar Weighted Average Price *PSEG Power’s Average Prices and Cleared Capacity (MW) reflect Bridgeport harbor 5 targeted addition in mid-2019 and the announced retirement of Bridgeport harbor 3 in the summer of 2021. Delivery years run from june 1 to may 31 of the next calendar year. E=Estimate ISO New England’s Forward Capacity Market Auction Results Delivery Year 2017/2018 2018/2019 2019/2020 2020/2021 2021/2022 Power’s Average Prices ($/MW-day) $231 $314 $231 $195 $192 Power’s Cleared Capacity* (MW) 850 830 1,330 1,330 940 Capacity markets provide a solid and continuing revenue stream in ISO NE Power’s average price reflects Bridgeport Harbor 5, which cleared the 2019/2020 auction at $231/MW-day for seven years, with escalations based on Handy-Whitman Index ISO NE Capacity Revenue Power Rest of Pool

PSEG Power provides a stable return and free cash flow Expected three year cumulative gross margin over $6 billion from 2018 to 2020 65% - 70% of gross margin hedged over next three years Approximately $2 billion locked in through capacity auctions Completion of growth investment reduces capital requirement Free cash flow to Enterprise

Power’s 2018 non-GAAP Operating Earnings expected to benefit from tax reform * See slide B for items excluded from net income/(Loss) to reconcile to operating earnings (Non-gaap) e =estimate. $505 $514

PSEG Power Value Proposition Well-positioned fleet of merchant generating assets in competitive markets Retirement of un-economic assets improves fleet efficiency and returns Addition of 1,800 MWs of new, efficient, flexible CCGTs transforms the portfolio Promoting sound energy policy and market reforms Low capital requirements Hedging strategy protects value of assets, provides stable returns and free cash flow Operational Excellence • Diverse and Efficient Fleet in Advantaged Locations Financial Strength • Strong Balance Sheet Investment grade credit ratings Disciplined Investment • Strong and Improving Free Cash Flow

PSEG FINANCIAL REVIEW & OUTLOOK Daniel J. Cregg Executive Vice President and Chief Financial Officer

PSE&G Represents 65% Of Non-GAAP Operating Earnings Free Cash Flow Improves Following Completion of CCGT Construction 5–Year Investment Program Provides Opportunity for 8%-10% CAGR in PSE&G Rate Base 4.7% Increase in 2018 Common Dividend 111 Years of Paying a Common Dividend Strong Free Cash Flow Enables Funding of Capital Program Without Need To Issue Equity

Strong financial position driven by PSE&G with meaningful contribution from Power Earnings 2018 non-GAAP earnings guidance up 6% over 2017* Increased investment and the impact of tax reform expected to drive growth in 2018 non-GAAP Operating Earnings Investment PSE&G investment continues with contemporaneous and near contem-poraneous returns for the majority of capital spending Power construction program nearing completion Cash Flow and Credit Metrics Financial strength supports our current investment program with no need to issue equity Excess investment capacity enables funding of a broad set of PSE&G opportunities Dividends Increased 2018 indicative annual dividend by 4.7% Opportunity for consistent and sustainable dividend growth *BASED ON THE MID-POINT OF 2018 NON-GAAP OPERATING EARNINGS GUIDANCE OF $3.00 TO $3.20 PER SHARE. SEE slide a for Items excluded from net Income to reconcile to non-gaap Operating Earnings; slide b for a reconciliation of net income to operating earnings for PSE&G and PSEG Power; and slide c for PSEG/Other . E= estimate.

Growth in utility infrastructure investment and tax reform expected to drive 6% increase in 2018 non-GAAP Operating Earnings* $3.00 - $3.20E PSE&G $1.90 Power $0.99 $0.04 PSE&G $1.97 to $2.03 Power $0.96 to $1.10 $0.07 PSE&G: Net return on increased investment; Timing of capital awaiting regulatory recovery; Absence of tax benefit Power: Higher capacity revenue; Decline in average price on energy hedges; Startup of new CCGTs and outage expenses; Lower federal corporate tax rate *BASED ON THE MID-POINT OF 2018 NON-GAAP OPERATING EARNINGS GUIDANCE OF $3.00 TO $3.20 PER SHARE. SEE slide a for Items excluded from net Income to reconcile to non-gaap Operating Earnings; slide b for a reconciliation of net income to operating earnings for PSE&G and PSEG Power; and slide c for PSEG ENTERPRISE/Other . E= estimate.

Capital spending focused on regulated growth

PSEG
2018E – 2022E Capital Spending


$14B to $17B
Power Growth
Power Maintenance & Other
Clean Energy Future And Energy Strong 2
Distribution Maintenance
Distribution Growth
Transmission

Investment in regulated business represents ~90% of capital program

PSEG

CAPITAL INCLUDES IDC AND AFUDC
HASHED PORTION OF THE CHART REPRESENTS PLANS FOR EXTENSIONS OF ENERGY STRONG (ES2) AND A CLEAN ENERGY FUTURE (CEF) PROGRAM.
E=ESTIMATE

79

PSE&G’s increased capital investment is growing consolidated results E=ESTIMATE $15.5 to Historical & Current PSE&G Forecast Capital Spend as % of Total Capital Spend 5-Year PSE&G Capital Spending Forecasts Provided at Annual Investor Conferences PSE&G ~80% of Total Capex PSE&G 75% PSE&G 83% PSE&G ~90% of Total Capex

Five-year annual growth of 8%–10% expected in PSE&G's rate base


~$24.5B - $27.5B
2017 – 2022E
Rate Base
CAGR of 8%-10%
~$21.5B - $22.3B
2017 – 2020E
Rate Base
CAGR of 8%-10%
$17B
2017 Rate Base
2020E Rate Base
2022E Rate Base
Transmission
Distribution
Energy Strong 2[(1)]
Clean Energy Future[(1)]

PSEG

E = ESTIMATE.
1) HASHED PORTION OF THE CHART REPRESENTS PLANS FOR EXTENSION OF ENERGY STRONG (ES2) AND A CLEAN ENERGY FUTURE (CEF) PROGRAM.

81

Capital Includes IDC AND AFUDC. E = ESTIMATE Hashed portion of the chart represents PLANS FOR extensions of Energy strong (ES2) and A Clean Energy Future (CEF) program. E = Estimate. Power’s free cash flow improves as construction program ends ($Millions) Free cash flow to improve as capital spending declines by $0.5 billion from 2018 CEF ES2 (E&G) PSEG Power 2018E – 2022E Capital Spending (1) PSE&G 2018E – 2022E Capital Spending (1) (2) ($Millions)

PSEG Cash from Operations exceeds investment Shareholder Dividend Cash from Operations(2) Investment(2) PSEG Consolidated 2018E – 2022E Sources and Uses of Cash PSE&G Cash from Operations(1) PSE&G Maintenance Investment Power Growth Investment Shareholder Dividend PSE&G Net Debt(2) Power Cash from Operations Parent Net Debt(3) Other Net Cash Flow PSE&G Growth Investment(1) Power Maintenance Investment Power Net Debt(4) Adjusted to shift cumulative CLEAN Energy capital spend from Cash from Operations (per GAAP) to Growth Investment Includes issuances, redemptions, and cash position Includes issuances, redemptions, intercompany lending, and treasury shares E = Estimate Includes issuances, redemptions, intercompany lending

Power PSEG Estimate Low - Forties ~20% Minimum Threshold 30% High - Teens Solid credit metrics support additional investment capacity E=Estimate. Incremental capacity invested in PSE&G would be matched with utility debt * Does not consider potential ZEC impact on estimated FFO/Debt Average Funds From Operations/Debt* 2018E – 2020E Total Incremental Investment Capacity 2018E – 2020E (PSEG and Power)

Zero Emission Certificate (ZEC) Process 2018 2019 2020 Enacted May 23 (Day One) November 2018 (Day 180), BPU issues Order establishing ZEC program April 2019 (Day 330), BPU ranks applicants and selects plants to receive ZECs. Utilities begin purchasing ZECs for ‘stub’ period. Cash payment follows During ‘stub’ period (end of energy year), ZECs earned through May 31 Within 90 days of May 31, cash payment occurs for ZECs earned during ‘stub’ period June 2019, utilities purchase ZECs for new energy year, with cash payment within 90 days of the energy year ending May 31, 2020 Subsequent years work the same Annual revenues estimated at ~$200 million, or ~$0.28 per share if all three NJ units are selected

Tax Reform benefits customers and PSEG PSE&G Tax Impacts Lowers customer bill Increases 5-year rate base growth for same capital spend by ~1% per year Average earnings increase by $20M/year growing to $30M/year over 2019-2022 Cadence of future rate reductions related to return of excess deferred taxes to be determined in base rate case PSEG Power Tax Impacts After-tax earnings improve through lower federal corporate tax rate Cash flow increases with 100% expensing of capital Retains full interest expense deductibility based upon low debt balance Benefiting PSE&G customers with $262 million of annual rate reductions in 2018, expected to grow with return of excess deferred taxes Estimated to provide PSEG with uplift to earnings, including $0.16 per share in 2018 After tax reform, PSEG retains investment capacity, has ability to grow the common dividend, with no need to issue equity to fund its investment program Lower customer bills extend opportunity to invest in system while minimizing rate impact

EXCLUDES REGULATORY BALANCING ACCOUNT ITEMS AND NUCLEAR ARO ACCRETION EXPENSE ; INCLUDES THE IMPACT OF THE CHANGE IN PENSION ACCOUNTING STANDARDS. E = ESTIMATE. $Millions PSEG has controlled O&M Cost Control Actions Continued focus on vendors to ensure maximum value Regular organizational refinement to streamline processes Managed Pension & OPEB Expense Retirement of un-economic generating plants ‘Best practices’ teams focused on improving performance while managing costs PSEG O&M Expense (1) 2013 – 2018E CAGR: (0.4%)

Strategic focus continues to deliver solid results *See slide a for Items excluded from net Income to reconcile to non-gaap Operating Earnings. **BASED ON THE MID-POINT OF 2018 NON-GAAP OPERATING EARNINGS GUIDANCE OF $3.00 TO $3.20 PER SHARE. E= estimate. 2012 – 2017 CAGR ~4% 2018E Guidance $3.00 – $3.20 PSEG non-GAAP Operating Earnings per Share* +6%**

($/Share) Opportunity for consistent and sustainable dividend growth E=Estimate Annual Dividend per Share (2012-2017 CAGR: 3.9%) +4.7%

PSEG Value Proposition PSE&G – Delivering on promise for rate base growth through disciplined investment, customer satisfaction and safety PSEG Power – Efficient, low-cost, clean fleet advantaged by asset diversity, fuel mix and location Focus on providing strong, sustainable returns of invested capital through operational excellence, regulatory and legislative mechanisms 111-year record of paying common dividends with opportunity for consistent, sustainable growth Disciplined Investment • $14B -- $17B Capital Program through 2022 Financial Strength • Strong Balance Sheet Operational Excellence • Safe, Reliable Operations

PSEG APPENDIX

PSE&G Distribution Base Rate Case Filing Dockets ER 18010029 (Electric) and GR 18010030 (Gas) Filed January 12, 2018; Anticipate new rates Fourth Quarter 2018 Test year – July 1, 2017 through June 30, 2018 (with certain pro forma adjustments) Rate base of $9.9B ($5.7 Billion Electric; $4.2 Billion Gas) as of December 31, 2018 ROE request of 10.3%; Capitalization structure with 54% equity Requested Increase: ~3% relative to overall revenue, 1% net of tax benefits O&M and Sales are roughly flat to last rate case eight years ago Capital recovery beyond clauses and $125M increase in Depreciation rate Decoupling of revenues from sales volumes Taxes – lower federal tax rate and flow back of deferred taxes to offset storm costs and reduce impact on customer bills Filing Updates: Taxes: Lowered rates effective April 1 to accelerate savings planned in rate case; update for other tax impacts such as loss of bonus depreciation 9x3 update filed May 14 Overall bill for the typical PSE&G residential customer, would remain ~20% lower than bills after last base rate case

PSEG’s longer-term outlook is influenced by Power’s hedge position and investment at PSE&G 2018E 2019E Each $0.75/mcf Change in Natural Gas Each $2/MWh Change in Spark Spread Each $5/MWh Change in Dark Spread Each 1% Change in Nuclear Capacity Factor Segment EPS Drivers Each $100 Million of Incremental Investment Each 1% Change in Sales Electric Gas Each 1% Change in O&M Each 20 basis point Change in Distribution ROE Each 20 basis point Change in Transmission ROE $0.01 $0.01 $0.01 $0.01 $0.02 $0.02 $0.04 $0.08 $0.02 $0.01 $0.02 $0.04 $0.00 $0.01 $0.01 $0.01 $0.01 $0.01 $0.02 $0.02 Sensitivities derived from typical annual market variability Power earnings sensitivities updated for December 31, 2017 PRICE CURVES and EPS impact assumes normal market COMMODITY CORRELATION AND DEMAND. PSE&G DISTRIBUTION ROE SENSITIVITIES Exclude energy strong and GSMP. E = ESTIMATE. 2020E $0.13 $0.09 $0.03 $0.01 $0.01 $0.01 $0.01 $0.01 $0.02 $0.02

2018 PSEG EXECUTIVE PROFILES

Chairman, President and Chief Executive Officer PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED Ralph Izzo Ralph Izzo was elected chairman and chief executive officer of Public Service Enterprise Group Incorporated (PSEG) in April 2007. He was named as the company’s president and chief operating officer and a member of the board of directors of PSEG in October 2006. Previously, Mr. Izzo was president and chief operating officer of Public Service Electric and Gas Company (PSE&G). Since joining PSE&G in 1992 Mr. Izzo was elected to several executive positions within PSEG’s family of companies, including PSE&G senior vice president – utility operations; PSE&G vice president – appliance service; PSEG vice president - corporate planning; and PSE&G vice president - electric ventures. In these capacities he broadened his experience in the areas of general management, strategic planning and finance. Mr. Izzo is a well-known leader within the utility industry, as well as the public policy arena. He is frequently asked to testify before Congress and speak to organizations on matters pertaining to national energy policy. Mr. Izzo’s career began as a research scientist at the Princeton Plasma Physics Laboratory, performing numerical simulations of fusion energy experiments. He has published or presented over 35 papers on magnetohydrodynamic modeling. Mr. Izzo received his Bachelor of Science and Master of Science degrees in mechanical engineering and his Doctor of Philosophy degree in applied physics from Columbia University. He also received a Master of Business Administration degree, with a concentration in finance from the Rutgers Graduate School of Management. He is listed in numerous editions of Who’s Who and has been the recipient of national fellowships and awards. Mr. Izzo has received honorary degrees from the New Jersey Institute of Technology (Doctor of Science), Thomas Edison State University (Doctor of Humane Letters), Bloomfield College (Doctor of Humane Letters), Rutgers University (Doctor of Humane Letters), and Raritan Valley Community College (Associate of Science). Mr. Izzo is on the board of directors for the New Jersey Chamber of Commerce, the Edison Electric Institute (EEI), the Nuclear Energy Institute (NEI) and the New Jersey Performing Arts Center. He is also a member of the Board of Trustees of Peddie School and the Princeton University Andlinger Center for Energy and the Environment Advisory Council, as well as a member of the Visiting Committee for the Department of Nuclear Engineering at MIT. Mr. Izzo is a former member of the Columbia University School of Engineering Board of Visitors. In addition, he is a former chair of the Rutgers University Board of Governors and the New Jersey Chamber of Commerce.

John Paul Cowan SENIOR VICE PRESIDENT - OPERATIONS PSEG FOSSIL, LLC John Paul Cowan was named Senior Vice President Operations in February 2011. Mr. Cowan joined PSEG in January 2009 as Director-Fossil Programs and Efficiency. In August 2009 he assumed the position of Vice President Operations. Prior to joining PSEG as an employee, Mr. Cowan provided Consultant Services to PSEG Fossil, LLC and PSEG Power, LLC. In these roles, Mr. Cowan served as the Executive Director for PSEG’s New Nuclear Plant Development reporting to Bill Levis. Mr. Cowan also consulted to the President, PSEG Fossil, LLC for initial implementation of the Fossil Operational Excellence Model (OEM). Prior to joining PSEG, Mr. Cowan held several executive positions including Executive Vice President and Chief Nuclear Officer-Nuclear Management Company, Vice President and Chief Nuclear Officer-Florida Power Corporation, Vice President Environmental Services-Carolina Power and Light, and Vice President-Operation Services for Carolina Power and Light. Mr. Cowan has worked for the Institute of Nuclear Power Operations (INPO) as a department head, assistant to the Chief Executive Officer and Secretary to the Board of Directors. He also spent 10 years with General Electric in technical, operational, and management positions. Mr. Cowan is a graduate of the University of Wisconsin- Madison with a Bachelor’s Degree in Nuclear Engineering. He has a Master’s Degree in Business Management from Rensselaer Polytechnic Institute, and a Juris Doctor’s Degree from Georgia State University. He is currently an active member of the Georgia State Bar Association and the American Bar Association. He is a recipient of the University of Wisconsin’s Distinguished Service Award and has been a member of several electric industry groups including the Institute of Nuclear Power Operations, Nuclear Electric Institute, and Electric Power Research Institute.

Executive Vice President and Chief Financial Officer Public Service Enterprise Group Incorporated, Public Service Electric and Gas Company, PSEG Power LLC and PSEG Services Corporation Daniel J. Cregg Daniel J. Cregg was named executive vice president and chief financial officer for Public Service Enterprise Group Incorporated (PSEG) and its subsidiaries in October 2015. Mr. Cregg is responsible for all financial functions, including Internal Audit Services, Investor Relations and Corporate Development. Given the array of financial instruments which serve as the primary means of selling wholesale energy to customers, Mr. Cregg also has responsibility for the Risk Management function, which provides independent oversight of the PSEG Power trading organization. In addition to finance, Mr. Cregg is responsible for the Strategy and Planning function. He is a member of PSEG’s Executive Officer Group. Prior to his current position, Mr. Cregg was vice president – finance for PSE&G, a role he assumed in June 2013. In 2006, Mr. Cregg was named vice president – finance for PSEG Power. In that capacity and in previous financial roles for Power, Mr. Cregg held leadership positions related to financial reporting and forecasting, investor communications, financings, rating agency interactions, external reporting, cash forecasting, financial valuations, competitive intelligence, and fundamental market modeling, with critical responsibilities in Power’s development and strategic planning activities. Previously, Mr. Cregg was director of PSEG corporate development. He joined PSEG in 1991 with overall responsibility for tax planning, strategy and compliance for PSEG Energy Holdings, including domestic and international tax structuring work for PSEG Global and PSEG Resources. Before joining PSEG, Mr. Cregg spent five years with the accounting and consulting firm of Deloitte and Touche, providing consulting services to a wide range of clients with an emphasis on the energy industry. Mr. Cregg holds a Master of Business Administration degree from the Wharton School of the University of Pennsylvania and is a graduate of Lehigh University, where he received a bachelor’s degree in accounting.

David M. Daly PRESIDENT AND CHIEF OPERATING OFFICER PUBLIC SERVICE ELECTRIC AND GAS COMPANY (PSE&G) David M. Daly was elected president and chief operating officer of Public Service Electric and Gas Company (PSE&G) effective October 2017. PSE&G is New Jersey’s oldest and largest regulated gas and electric delivery utility, serving approximately 2.4 million customers, nearly three-quarters of the state’s population. In addition, Mr. Daly will assume the role of Chairman of the Board of PSEG Long Island, a subsidiary of Public Service Enterprise Group (PSEG), which has been managing the electric transmission and distribution systems on Long Island and in the Rockaways since January 2014. PSEG Long Island serves 1.1 million customers. Prior to his current position, Mr. Daly served as president and chief operating officer of PSEG Long Island. Previously he served as vice president and lead of the transition to PSEG Long Island. Prior to his appointment to PSEG Long Island, Mr. Daly served as vice president - asset management and centralized services at PSE&G. Since joining PSE&G in 1983, Mr. Daly has held a variety of positions in utility operations and support services, including vice president of energy acquisition and technology, division manager - merger integration, director of utility operations services, director of corporate strategy, and general manager of transmission planning. Earlier in his career, Mr. Daly held various first and second line supervisory positions in fossil generation plant operations, and was a senior consultant at Metzler & Associates and UMS Group. He has an electrical engineering degree from the State University of New York Maritime College, and a Master of Business Administration from Rutgers University.

Derek M. Di Risio PRESIDENT PSEG SERVICES CORPORATION Derek M. Di Risio was named President, PSEG Services Corporation, in July 2014. He is responsible for the coordination and delivery of several centralized services currently residing within PSEG Services Corporation including corporate communications, corporate citizenship, corporate real estate, information technology, procurement, payroll and other transactional services. Prior to his current role, Mr. Di Risio was vice president and controller of Public Service Enterprise Group (PSEG), Public Service Electric and Gas Company (PSE&G), PSEG Services Corporation, PSEG Energy Holdings (Holdings) and PSEG Power, a position he assumed in December 2006. He was previously vice president and assistant controller, since July 2004. Mr. Di Risio had been vice president – planning and analysis of Holdings since March 2004, and vice president – controller for Holdings since July 1998. Prior to that he was director – accounting services and responsible for several accounting and planning functions for Holdings, including overall coordination of the business planning process, accounting research and policy development, financial forecasts and analysis. Mr. Di Risio was also responsible for the budgeting, analysis and reporting process for PSE&G. Mr. Di Risio joined PSE&G in September 1991 and has held a variety of positions, including assignments with the internal auditing, electric business, and corporate planning departments. He was instrumental in reengineering the Enterprise business planning process, and advancing the use of performance metrics and balanced scorecard measures to improve business results. Prior to joining PSE&G he worked for several firms, including Chase Manhattan Bank. Mr. Di Risio graduated from Rutgers University with a degree in accounting/computer science, and received a Master of Business Administration degree from the same university. He is a certified public accountant (inactive). Mr. Di Risio also completed the Program for Management Development at the Graduate School of Business Administration of Harvard University. He serves on the Drumthwacket Foundation Board of Trustees, The Board of the Military Park Partnership, the All Stars Project National Board, and is currently chairman of the Board of Directors of the New Jersey All Stars Project Inc. In addition, Mr. Di Risio previously served on the Drew University Board of Trustees.

Kim C. Hanemann SENIOR VICE PRESIDENT – DELIVERY PROJECTS AND CONSTRUCTION PUBLIC SERVICE ELECTRIC AND GAS COMPANY (PSE&G) Kim C. Hanemann is Senior Vice President, Delivery Projects and Construction (DP&C), at Public Service Electric and Gas Company (PSE&G). Headquartered in Newark, New Jersey, PSE&G is one of the largest combined electric and gas companies in the United States and is also New Jersey’s oldest and largest publicly owned utility. PSE&G is the largest subsidiary of Public Service Enterprise Group Incorporated (PSEG). At PSE&G, Ms. Hanemann is responsible for ensuring the on time, on scope and on budget execution of the company’s large transmission construction projects, which includes overseeing project management, project controls, licensing and permitting, and commissioning. Her organization also includes a mobile construction workforce. During the period 2017 through 2021, the portfolio under Ms. Hanemann’s management will command a budget of approximately $6.0 billion. Ms. Hanemann is also responsible for managing key components of PSE&G’s Energy Strong program to increase the resiliency of 29 switching and substations, and to protect gas metering and regulating stations affected by Superstorm Sandy or located in flood zones. She also oversees a $630 million FEMA grant for hardening projects on facilities operated by PSEG Long Island. Ms. Hanemann joined PSE&G as an engineer in 1986 and has held numerous leadership positions in both electric and gas field operations and in utility support operations. She was named a director in 2007, promoted to vice president in 2010, and to senior vice president in 2014. Under her leadership, DP&C has grown from a startup team of 40 in 2007 to a still growing team of over 800 today. Ms. Hanemann is a member of the board of directors of Middlesex Water Company and Children’s Specialized Hospital. Ms. Hanemann is a graduate of Lehigh University, where she earned a bachelor’s in mechanical engineering, and the Rutgers Graduate School of Management, where she earned a Masters of Business Administration.

Ralph A. LaRossa PRESIDENT AND CHIEF OPERATING OFFICER PSEG POWER Ralph A. LaRossa was elected president and chief operating officer (COO) of PSEG’s merchant generation business, PSEG Power, effective October 2017. PSEG Power is a major, unregulated independent power producer in the U.S. with four main subsidiaries: PSEG Nuclear, PSEG Fossil, PSEG Energy Resources and Trade (ER&T) and PSEG Power Ventures. PSEG Power operates one of the most balanced portfolios in the country, both in terms of fuel mix and market segment (base load units, load following units and peaking units). Its low-cost, load-following fleet is geographically well-positioned in competitive markets. Its approximately 12,000 megawatts represent a diverse fuel mix with different plant types. Before being elected to his current position, Mr. LaRossa served as president and chief operating officer of Public Service Electric and Gas Company (PSE&G). In addition, Mr. LaRossa served as Chairman of the Board of PSEG Long Island. Previously he was vice president - electric delivery for PSE&G. Mr. LaRossa joined PSE&G in 1985 as an associate engineer and advanced through a variety of management positions in the utility’s gas and electric operations. In 1998, he received Gas Industry Magazine’s Outstanding Manager of the Year Award. He is a graduate of Stevens Institute of Technology and has completed the Harvard Business School’s Program for Management Development. Mr. LaRossa is Chairman of Choose New Jersey, Inc. and serves on its board of directors. In addition, he is a member of the board of directors for Montclair State University and is also the immediate past chair of the American Gas Association (AGA).

John R. Latka SENIOR VICE PRESIDENT – ELECTRIC AND GAS OPERATIONS PUBLIC SERVICE ELECTRIC AND GAS COMPANY (PSE&G) John R. Latka was named Senior Vice President – Electric & Gas Operations in July 2014. He is a member of PSEG’s Executive Officer Group. John is responsible for Transmission & Distribution of all electric and gas operations, safety and emergency preparedness initiatives. He is also responsible for implementing the natural gas pipe replacements in the GSMP Program and the electric system resiliency upgrades included in PSE&G’s Energy Strong program. Under his leadership, PSE&G has been named the most reliable utility in the nation five times, and the most reliable in the Mid-Atlantic region for the past 16 years. In 2015, J.D. Power ranked PSE&G highest in business customer satisfaction for both electric and gas service. This is the first time in PSE&G’s history to rank highest in business customer satisfaction for both electric and gas service. Prior to his current role, Mr. Latka was Vice President-Electric Operations for PSE&G. Since joining PSE&G in 1982, Mr. Latka has held a variety of management positions in the utility. Mr. Latka is a graduate of Tennessee Technological University. He is currently a board member for the Commerce and Industry Association of New Jersey. He is a Board of Trustee of the Partnership for a Drug-Free New Jersey and a member of the National Response Executive Committee. In 2014, he was appointed to the NJ Infrastructure Advisory Committee (IAC) as co-chair of the Energy Sector.

Executive Vice President and General Counsel Public Service Enterprise Group Incorporated, Public Service Electric and Gas Company, PSEG Power, PSEG Services Corporation Tamara L. Linde Tamara Linde was named executive vice president and general counsel for Public Service Enterprise Group Incorporated (PSEG) in July 2014. She is also the executive vice president and general counsel of Public Service Electric and Gas Company (PSE&G), PSEG Power and PSEG Services Corporation. As PSEG’s chief legal officer, Ms. Linde has responsibility for all legal and regulatory functions, and has general supervisory responsibilities for the office of corporate secretary, business assurance and resilience and federal affairs and sustainability. Ms. Linde is a member of PSEG’s Executive Officer Group. Previously Ms. Linde was vice president – regulatory, PSEG. She has led the company’s federal and state regulatory functions, as well as managed corporate, environmental and labor/employment practices within the company. Ms. Linde has served as regulatory counsel on many of the company’s most important initiatives in recent years. Ms. Linde joined the law department of Public Service Electric and Gas Company (PSE&G), as an attorney in 1990 handling a variety of natural gas and electric regulatory and transactional matters. After holding several other legal positions at PSE&G she became general solicitor, in 2000. In that position she was responsible for the regulatory affairs of the PSEG companies including electric, gas and nuclear matters. She has had significant experience working on regulatory matters before various state and federal regulatory agencies on industry issues relating to electric transmission and distribution and energy markets. Ms. Linde is a member of the New Jersey, New York, District of Columbia and Texas bars. She currently serves on the Board of the PSEG Foundation, the Community Foundation of New Jersey and the Mater Dei Prep High School Board. In addition, Ms. Linde is a member of the General Counsel Steering Committee of the National Association of Corporate Directors (NACD). She is past President of the Northeast Chapter of the Energy Bar Association and served as chair of the Energy Bar Association Electricity Regulation and Compliance Committee. Ms. Linde graduated from Seton Hall University School of Law with a Juris Doctorate and from Seton Hall University with a bachelor’s degree.

Shahid Malik PRESIDENT PSEG ENERGY RESOURCES & TRADE Shahid Malik was appointed president of PSEG Energy Resources & Trade (ER&T) in 2011. PSEG operates one of the most balanced generation and marketing portfolios in the country, both in terms of fuel mix and market segment (base load units, load following units and peaking units), and Mr. Malik is essentially responsible for managing these assets and taking them to market. He oversees PSEG’s generation portfolio and the purchase, sale and risk management of all energy commodities. He is also responsible for business development of new power generation projects. Mr. Malik has an extensive background in the energy industry across the oil, gas, electric and renewable energy sectors in Europe and the United States. Previously, he was with Pittiglio, Rabin, Todd & McGrath (PRTM) in Pittsburgh, PA and was responsible for all aspects of the global energy business, with a primary focus on the North American utility sector. Prior to that he served as president & CEO of Strategic Energy, Great Plains Energy’s retail marketing subsidiary and a provider of energy and services to business clients in North America. He was accountable for the company’s strategy and operations and led a successful turnaround of the company, achieving significant growth in products and services while reducing costs. Mr. Malik’s career has included executive leadership positions with several energy companies in the U.S. and Europe. In addition, he served on the board of directors of South Jersey Industries (NYSE: SJI) immediately prior to joining PSEG. Mr. Malik has been in the energy business for more than 20 years, since receiving his Economics degree from Manchester University in England and an MBA from Rice University, Houston. He sits on the Executive Committee of the Board of Trustees of Newark Museum .

Margaret M. Pego, SPHR SENIOR VICE PRESIDENT – HUMAN RESOURCES AND CHIEF HUMAN RESOURCES OFFICER PSEG SERVICES CORPORATION Margaret M. Pego was named senior vice president – human resources and chief human resources officer of PSEG Services Corporation in December 2006. Prior, she had been vice president – human resources. Ms. Pego joined PSEG in 1974, and has held a variety of management positions in the human resources department. Ms. Pego holds a Bachelor of Arts degree in business administration from William Paterson College, and a Master of Business Administration degree with a concentration in management and labor relations from Seton Hall University. In addition, she holds a certificate in EEO studies from Cornell University, and has completed the Human Resources Executive Program at the University of Michigan. She is also certified as a senior professional in human resources. Ms. Pego was named one of 2013’s HR Top 10 Breakaway Leaders by Evanta, a leading organization that fosters leadership development and collaborative exchange among North America’s top executives. Ms. Pego is active in several local and national organizations, including the EEI Chief HR Executive Advisory Committee; the American Gas Association HR Policy Committee; the Conference Board Advisory Council of HR Management – Council of HR Executives; and the Society for Human Resources Management. In addition, she is Immediate Past Chair of the Children’s Specialized Hospital Board, a former member of the Children’s Specialized Hospital Foundation Board and RWJ Health Care Corporation Board. She is the former Chair of the Center for Energy Workforce Development (CEWD) Executive Council and is currently a board member. She is a former member of the Supreme Court of New Jersey Attorney Ethics Committee. Ms. Pego is a 2002 Leadership New Jersey fellow, 1997 TWIN Honoree, 2006 Executive Woman of New Jersey Honoree and 2008 NJ Best 50 Women in Business Honoree.

Peter P. Sena III Peter P. Sena III was named president of PSEG Nuclear (Nuclear) in February 2016 and Chief Nuclear Officer in July 2016. Most recently, he was Senior Vice President of Operations, Chief Operating Officer at NextEra Energy. Mr. Sena was named Chief Nuclear Officer of First Energy in 2012, having held a variety of leadership roles at First Energy nuclear operations spanning 15 years. Mr. Sena joined First Energy in 1996 as a control room supervisor and obtained his first SRO license at Beaver Valley Power Station Unit 2. His second SRO license was obtained in 1999 for Beaver Valley Unit 1. Following a rotational assignment with the Institute of Nuclear Power Operations, Mr. Sena was named the Operations Manager and helped lead the station to the “Most Improved Plant” Award in 2003. In 2005, he was named the Director of Engineering and the station completed the first extended power uprate for a Westinghouse 3 Loop Pressurized Water Reactor. As the Site Vice President of Beaver Valley, Mr. Sena led the station to its first INPO Excellence Award in 2009. The Davis Besse Nuclear Power Plant returned to the Excellence category under Mr. Sena’s watch as the Chief Operating Officer in 2011. Prior to joining FirstEnergy, Mr. Sena was employed by the Nuclear Regulatory Commission as a resident inspector in Region 1. Mr. Sena’s nuclear training began as an officer with the US Naval Nuclear Propulsion program and he served on board a ballistic missile submarine during the Cold War. Mr. Sena earned a Bachelor of Science degree with high honors in Fuel Science from the Pennsylvania State University in 1985. He currently serves on the advisory board for the Penn State Nuclear Engineering Program and is a member of EPRI’s research advisory committee. He currently serves on the Auburn University’s Advisory Board. In addition, he has recently served on the INPO Executive Advisory Committee and the Nuclear Energy Institute (NEI) Nuclear Strategic Issues Advisory Committee where he was the Industry Executive Sponsor of the NEI post Fukushima flooding response initiative. PRESIDENT & CHIEF NUCLEAR OFFICER PSEG NUCLEAR

Reconciliation of Non-GAAP Operating Earnings Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. A

Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. B Reconciliation of non-GAAP Operating Earnings for Public Service Electric & Gas and PSEG Power

Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. C Reconciliation of non-GAAP Operating Earnings for PSEG Enterprise/Other